UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

EQUITY RESIDENTIAL

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest,$0.01 Par Value (Equity Residential)	EQR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2024, the Board of Trustees of Equity Residential (the “Company”) amended and restated the Company’s bylaws (as so amended and restated, the “Ninth Amended and Restated Bylaws”), effective as of such date. Among other things, the amendments effected by the Ninth Amended and Restated Bylaws:

•
Enhance the procedural mechanics and disclosure requirements for shareholder nominations of trustees and proposals of business for consideration at meetings of shareholders to promote consistency with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the universal proxy rules;
•
Add a requirement that any shareholder providing notice of a trustee nomination make a representation as to whether such shareholder intends to comply with Rule 14a-19 promulgated under the Exchange Act, including applicable notice and solicitation requirements, and a requirement that any shareholder providing notice of a trustee nomination or proposed business deliver reasonable evidence that it has complied with the requirements of Rule 14a-19 promulgated under the Exchange Act;
•
Require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white;
•
Confirm that if a shareholder fails to comply with any applicable requirements of the Exchange Act, including, but not limited to, Rule 14a-19 promulgated thereunder, such shareholder’s proposed nomination or proposed business shall be deemed to have not been made in compliance with the Company's bylaws and shall be disregarded; and
•
Update the majority vote terminology for uncontested trustee elections from "withhold" to "against" so that a trustee elected by a "majority of the votes cast" now means that the number of votes affirmatively cast "for" a trustee's election exceeds the number of votes affirmatively cast "against" that trustee's election.

The Ninth Amended and Restated Bylaws also include certain technical, conforming and clarifying changes, including incorporating prior amendments to the Company's existing Bylaws.

The foregoing description of the Ninth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Ninth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Ninth Amended and Restated Bylaws of Equity Residential, effective September 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	September 24, 2024	By:	/s/ Scott J. Fenster
		Name: Its:	Scott J. Fenster Executive Vice President and General Counsel